UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported):  December 31, 2003



                           WEINGARTEN REALTY INVESTORS
             (Exact name of Registrant as specified in its Charter)



              Texas                       1-9876                74-1464203

(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)   (Commission file number)  Identification Number)





            2600 Citadel Plaza Drive, Suite 300, Houston, Texas 77008
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (713) 866-6000


                                 Not applicable
          (Former name or former address, if changed since last report)

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     During the year ended December 31, 2003, we acquired sixteen retail shopping centers and five industrial projects. Material factors considered in each of the acquisitions made by us include historical and prospective financial performance of the center, credit quality of the tenancy, local and regional demographics, location and competition, ad valorem tax rates, condition of the property and the related anticipated level of capital expenditures required. The total investment in acquisitions during 2003 was $414 million. Audited financial statements for seven of the properties, Lincoln Place II, Siempre Viva Business Park, Fiesta Trails, Highlands Ranch University Park, Overton Park Plaza, West Jordan Town Center and Taylorsville Town Center (the "Acquired Properties"), are submitted in ITEM 7. below. Unaudited pro forma financial information on the Acquired Properties and other acquisitions are submitted in
ITEM  7.  below.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS

     The following financial statements, pro forma financial statements and exhibits are filed as part of this report:

     (a)  Financial  statements  of  businesses  acquired:

          1.   Lincoln  Place  II

               (i)     Independent  Auditors'  Report

               (ii) Statement of Revenues and Certain Expenses for the Year Ended December 31, 2002

               (iii)   Notes  to  Statement  of  Revenues  and  Certain
                       Expenses

          2.   Siempre  Viva  Business  Park

               (i)     Independent  Auditors'  Report

               (ii) Statement of Revenues and Certain Expenses for the Year Ended December 31, 2002

               (iii)   Notes to Statement  of  Revenues  and  Certain  Expenses

          3.   Fiesta  Trails

               (i)     Independent  Auditors'  Report

               (ii) Statement of Revenues and Certain Expenses for the Year Ended December 31, 2002

               (iii)   Notes  to  Statement  of  Revenues and Certain Expenses

          4.   Highlands  Ranch  University  Park

               (i)     Independent  Auditors'  Report

               (ii) Statement of Revenues and Certain Expenses for the Year Ended December 31, 2002

               (iii)   Notes  to  Statement  of  Revenues and Certain Expenses

          5.   Overton  Park  Plaza

               (i)     Independent  Auditors'  Report

               (ii) Statement of Revenues and Certain Expenses for the Year Ended December 31, 2002

               (iii)   Notes  to  Statement  of  Revenues  and  Certain
                       Expenses

          6.   West  Jordan  Town  Center

               (i)     Independent  Auditors'  Report

               (ii) Statement of Revenues and Certain Expenses for the Year Ended December 31, 2002

               (iii)   Notes  to  Statement  of  Revenues  and  Certain
                       Expenses

          7.   Taylorsville  Town  Center

               (i)     Independent  Auditors'  Report

               (ii) Statement of Revenues and Certain Expenses for the Year Ended December 31, 2002

               (iii)   Notes  to  Statement  of  Revenues  and  Certain
                       Expenses


     (b) Pro Forma Condensed Financial Statement (unaudited) of Weingarten Realty Investors, the Acquired Properties and Other Acquisitions

          1. Pro Forma Condensed Statement of Consolidated Income for the Year Ended December 31, 2003

          2.   Pro  Forma  Condensed  Balance  Sheet  as  of  December  31, 2003

          3.   Notes  and  Significant  Assumptions

          4. Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations for the Year Ended
               December  31,  2003

     (c)  Exhibits:

          Included herewith is Exhibit No. 23.1, the Consent of Independent Registered Public Accounting Firm

INDEPENDENT  AUDITORS'  REPORT

To  the  Board  of  Trust  Managers  and  Shareholders  of
     Weingarten  Realty  Investors:

          We have audited the accompanying statement of revenues and certain expenses (the "Historical Summary") of Lincoln Place II (the "Property") for the year ended December 31, 2002. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

          We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

          The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Weingarten Realty Investors) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property's revenues and expenses.

          In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain expenses, as described in Note 2 to the Historical Summary, of Lincoln Place II for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.




Deloitte  &  Touche  LLP
Houston,  Texas
May  27,  2004


                                LINCOLN PLACE II
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2002


REVENUES:
    Rental. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $771,668
    Tenant reimbursements . . . . . . . . . . . . . . . . . . . . . .    88,145
                                                                       ---------
              Total Revenues. . . . . . . . . . . . . . . . . . . . .   859,813
                                                                       ---------

CERTAIN EXPENSES:
    Property operating and maintenance. . . . . . . . . . . . . . . .    77,244
    Ad valorem taxes. . . . . . . . . . . . . . . . . . . . . . . . .    40,022
                                                                       ---------
              Total Certain Expenses. . . . . . . . . . . . . . . . .   117,266
                                                                       ---------

EXCESS OF REVENUES OVER CERTAIN EXPENSES. . . . . . . . . . . . . . .  $742,547
                                                                       =========

See accompanying notes to statement of revenues and certain expenses.

LINCOLN  PLACE  II
NOTES  TO  STATEMENT  OF  REVENUES  AND  CERTAIN  EXPENSES
FOR  THE  YEAR  ENDED  DECEMBER  31,  2002


1.     ORGANIZATION

          The accompanying statement of revenues and certain expenses (the "Historical Summary") includes the operations of Lincoln Place II (the "Property"). The development of this property was substantially completed in 2002 and was purchased by Weingarten Realty Investors (the "Company") on June 24, 2003 from Lincoln Place II, Inc. and Forum Acquisitions, Inc. This acquisition is a 168,000 square foot center in Fairview Heights, Illinois, and is anchored by Linens N Things, Marshall's, Office Depot, Old Navy, Supermarket of Shoes and Ultimate Electronics. The Property was 96.9% occupied as of December 31, 2002. No single tenant had minimum rentals exceeding 18.3% of the total minimum rentals for the year ended December 31, 2002.

          The Company is a Texas real estate investment trust, which is primarily involved in the acquisition, development, and management of real estate, consisting mostly of neighborhood and community shopping centers and, to a lesser extent, industrial properties.

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

          Basis of Presentation - The accompanying Historical Summary has been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary for the year ended December 31, 2002 includes the historical revenues and certain operating expenses of the Property, exclusive of interest, management fees, corporate level general and administrative expenses and depreciation and amortization, which may not be comparable to the future operations of the Property.

          Revenue Recognition - Rental revenue is generally recognized on a straight-line basis over the life of the lease. Rental revenue includes revenue based on a percentage of tenants' sales, which is recognized only after the tenant exceeds their sales breakpoint. All leases have been accounted for as operating leases. Tenant reimbursements represent revenues from tenants for reimbursements of taxes, maintenance expenses and insurance, which is recognized in the period the related expense is recorded.

          Repairs and Maintenance - expenditures for repairs and maintenance are expensed as incurred.

          Use of Estimates - The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires the Property's management to make estimates and assumptions that affect amounts reported in the financial statement as well as certain disclosures. Actual results could differ from those estimates.

3.     RENTALS  UNDER  OPERATING  LEASES

          Future minimum rental income from non-cancelable operating leases at December 31, 2002 is as follows:


         2003             $ 2,160,148
         2004               2,160,148
         2005               2,161,836
         2006               2,166,900
         2007               2,135,400
         Thereafter        14,084,572


The future minimum lease payments do not include estimates for tenant reimbursements nor amounts based on a percentage of the tenants' sales. No percentage rental income was recognized for the year ended December 31, 2002, and tenant reimbursements totaled $88,145 for the year ended December 31, 2002.

INDEPENDENT  AUDITORS'  REPORT

To  the  Board  of  Trust  Managers  and  Shareholders  of
     Weingarten  Realty  Investors:

          We have audited the accompanying statement of revenues and certain expenses (the "Historical Summary") of Siempre Viva Business Park (the "Property") for the year ended December 31, 2002. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

          We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

          The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Weingarten Realty Investors) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property's revenues and expenses.

          In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain expenses, as described in Note 2 to the Historical Summary, of Siempre Viva Business Park for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.




Deloitte  &  Touche  LLP
Houston,  Texas
May  27,  2004


                            SIEMPRE VIVA BUSINESS PARK
                    STATEMENT OF REVENUES AND CERTAIN EXPENSES
                       FOR THE YEAR ENDED DECEMBER 31, 2002


REVENUES:
    Rental. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $2,309,467
    Tenant reimbursements . . . . . . . . . . . . . . . . . . . . . .     446,314
                                                                       -----------
              Total Revenues. . . . . . . . . . . . . . . . . . . . .   2,755,781
                                                                       -----------

CERTAIN EXPENSES:
    Property operating and maintenance. . . . . . . . . . . . . . . .     191,331
    Ad valorem taxes. . . . . . . . . . . . . . . . . . . . . . . . .     174,419
                                                                       -----------
              Total Certain Expenses. . . . . . . . . . . . . . . . .     365,750
                                                                       -----------

EXCESS OF REVENUES OVER CERTAIN EXPENSES. . . . . . . . . . . . . . .  $2,390,031
                                                                       ===========

See accompanying notes to statement of revenues and certain expenses.

SIEMPRE  VIVA  BUSINESS  PARK
NOTES  TO  STATEMENT  OF  REVENUES  AND  CERTAIN  EXPENSES
FOR  THE  YEAR  ENDED  DECEMBER  31,  2002


1.     ORGANIZATION

          The accompanying statement of revenues and certain expenses (the "Historical Summary") includes the operations of Siempre Viva Business Park (the "Property"). The Property includes seven industrial buildings aggregating 727,000 square feet that are located in San Diego, California. The Property was purchased by Weingarten Realty Investors (the "Company") and two wholly-owned entities of the Company, WRI Siempre Viva 345, LLC and WRI Siempre Viva 7 and 8, LLC, on September 9, 2003 from four different sellers, Siempre Viva Business Park 2, LLC, Siempre Viva Business Park, LLC, Siempre Viva Business Park 78, LLC and Siempre Viva Business Park East, LLC. The Property was 60.1% occupied as of December 31, 2002, and is anchored by UPS Supply Chain Solutions, Hitachi, Triboro Electric Company and Bose Corporation. No single tenant had minimum rentals exceeding 20.4% of the total minimum rentals for the year ended December 31, 2002.

          The Company is a Texas real estate investment trust, which is primarily involved in the acquisition, development, and management of real estate, consisting mostly of neighborhood and community shopping centers and, to a lesser extent, industrial properties.

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

          Basis of Presentation - The accompanying Historical Summary has been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary for the year ended December 31, 2002 includes the historical revenues and certain operating expenses of the Property, exclusive of interest, management fees, corporate level general and administrative expenses and depreciation and amortization, which may not be comparable to the future operations of the Property.

          Revenue Recognition - Rental revenue is generally recognized on a straight-line basis over the life of the lease. All leases have been accounted for as operating leases. Tenant reimbursements represent revenues from tenants for reimbursements of taxes, maintenance expenses and insurance, which is recognized in the period the related expense is recorded.

          Repairs and Maintenance - Expenditures for repairs and maintenance are expensed as incurred.

          Use of Estimates - The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires the Property's management to make estimates and assumptions that affect amounts reported in the financial statement as well as certain disclosures. Actual results could differ from those estimates.

3.     RENTALS  UNDER  OPERATING  LEASES

          Future minimum rental income from non-cancelable operating leases at December 31, 2002 is as follows:


         2003             $3,031,707
         2004              3,122,904
         2005              3,212,300
         2006              2,828,305
         2007                772,638
         Thereafter                -


The future minimum lease payments do not include estimates for tenant reimbursements, which totaled 446,314 for the year ended December 31, 2002.

INDEPENDENT  AUDITORS'  REPORT

To  the  Board  of  Trust  Managers  and  Shareholders  of
     Weingarten  Realty  Investors:

          We have audited the accompanying statement of revenues and certain expenses (the "Historical Summary") of Fiesta Trails (the "Property") for the year ended December 31, 2002. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

          We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

          The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Weingarten Realty Investors) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property's revenues and expenses.

          In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain expenses, as described in Note 2 to the Historical Summary, of Fiesta Trails for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.



Deloitte  &  Touche  LLP
Houston,  Texas
May  27,  2004


                                  FIESTA TRAILS
                    STATEMENT OF REVENUES AND CERTAIN EXPENSES
                       FOR THE YEAR ENDED DECEMBER 31, 2002


REVENUES:
    Rental. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $3,407,424
    Tenant reimbursements . . . . . . . . . . . . . . . . . . . . . .     856,345
                                                                       -----------
              Total Revenues. . . . . . . . . . . . . . . . . . . . .   4,263,769
                                                                       -----------

CERTAIN EXPENSES:
    Property operating and maintenance. . . . . . . . . . . . . . . .     454,491
    Ad valorem taxes. . . . . . . . . . . . . . . . . . . . . . . . .     534,080
                                                                       -----------
              Total Certain Expenses. . . . . . . . . . . . . . . . .     988,571
                                                                       -----------

EXCESS OF REVENUES OVER CERTAIN EXPENSES. . . . . . . . . . . . . . .  $3,275,198
                                                                       ===========

See accompanying notes to statement of revenues and certain expenses.


FIESTA  TRAILS
NOTES  TO  STATEMENT  OF  REVENUES  AND  CERTAIN  EXPENSES
FOR  THE  YEAR  ENDED  DECEMBER  31,  2002


1.     ORGANIZATION

          The accompanying statement of revenues and certain expenses (the "Historical Summary") includes the operations of Fiesta Trails (the "Property"). The Property was purchased by WRI Fiesta Trails, LP on September 30, 2003 from Fiesta Trails Ltd. and Fiesta Trails Hilltop Limited Partnership. WRI Fiesta Trails, LP is owned by Weingarten Realty Investors (the "Company") and WRI Fiesta Trails Holdings, LLC, which is a wholly-owned entity of the Company. This acquisition is a 312,000 square foot shopping center located in San Antonio, Texas, and is anchored by Barnes & Noble, Cost Plus, Marshall's, Office Max, Regal Cinema and Steinmart. The Property was 88.5% occupied as of December 31, 2002. No single tenant had minimum rentals exceeding 12.3% of the total minimum rentals for the year ended December 31, 2002.

          The Company is a Texas real estate investment trust, which is primarily involved in the acquisition, development, and management of real estate, consisting mostly of neighborhood and community shopping centers and, to a lesser extent, industrial properties.

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

          Basis of Presentation - The accompanying Historical Summary has been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary for the year ended December 31, 2002 includes the historical revenues and certain operating expenses of the Property, exclusive of interest, management fees, corporate level general and administrative expenses and depreciation and amortization, which may not be comparable to the future operations of the Property.

          Revenue Recognition - Rental revenue is generally recognized on a straight-line basis over the life of the lease. Rental revenue includes revenue based on a percentage of tenants' sales, which is recognized only after the tenant exceeds their sales breakpoint. All leases have been accounted for as operating leases. Tenant reimbursements represent revenues from tenants for reimbursements of taxes, maintenance expenses and insurance, which is recognized in the period the related expense is recorded.

          Repairs and Maintenance - Expenditures for repairs and maintenance are expensed as incurred.

          Use of Estimates - The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires the Property's management to make estimates and assumptions that affect amounts reported in the financial statement as well as certain disclosures. Actual results could differ from those estimates.

3.     RENTALS  UNDER  OPERATING  LEASES

          Future minimum rental income from non-cancelable operating leases at December 31, 2002 is as follows:


         2003             $ 3,365,822
         2004               3,378,710
         2005               3,190,863
         2006               2,661,032
         2007               2,508,209
         Thereafter        14,039,890


The future minimum lease payments do not include estimates for tenant reimbursements nor amounts based on a percentage of the tenants' sales. Such tenant reimbursements and percentage rental income totaled $856,345 and $14,777, respectively, for the year ended December 31, 2002.

INDEPENDENT  AUDITORS'  REPORT

To  the  Board  of  Trust  Managers  and  Shareholders  of
     Weingarten  Realty  Investors:

          We have audited the accompanying statement of revenues and certain expenses (the "Historical Summary") of Highlands Ranch University Park (the "Property") for the year ended December 31, 2002. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

          We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

          The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Weingarten Realty Investors) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property's revenues and expenses.

          In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain expenses, as described in Note 2 to the Historical Summary, of Highlands Ranch University Park for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.



Deloitte  &  Touche  LLP
Houston,  Texas
May  27,  2004


                         HIGHLANDS RANCH UNIVERSITY PARK
                    STATEMENT OF REVENUES AND CERTAIN EXPENSES
                       FOR THE YEAR ENDED DECEMBER 31, 2002


REVENUES:
    Rental. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $1,675,091
    Tenant reimbursements . . . . . . . . . . . . . . . . . . . . . .     301,727
                                                                       -----------
              Total Revenues. . . . . . . . . . . . . . . . . . . . .   1,976,818
                                                                       -----------

CERTAIN EXPENSES:
    Property operating and maintenance. . . . . . . . . . . . . . . .     106,109
    Ad valorem taxes. . . . . . . . . . . . . . . . . . . . . . . . .     239,845
                                                                       -----------
              Total Certain Expenses. . . . . . . . . . . . . . . . .     345,954
                                                                       -----------

EXCESS OF REVENUES OVER CERTAIN EXPENSES. . . . . . . . . . . . . . .  $1,630,864
                                                                       ===========

See accompanying notes to statement of revenues and certain expenses.


HIGHLANDS  RANCH  UNIVERSITY  PARK
NOTES  TO  STATEMENT  OF  REVENUES  AND  CERTAIN  EXPENSES
FOR  THE  YEAR  ENDED  DECEMBER  31,  2002


1.     ORGANIZATION

          The accompanying statement of revenues and certain expenses (the "Historical Summary") includes the operations of Highlands Ranch University Park (the "Property"). The Property was purchased by Weingarten Realty Investors (the "Company"), through an investment in a 40%-owned unconsolidated joint venture, on October 17, 2003 from Highlands Ranch University Park, LLC. This acquisition includes an 88,000 square foot shopping center, and is anchored by Whole Foods, in Highlands Ranch, Colorado. The Property was 93.1% occupied as of December 31, 2002. No single tenant had minimum rentals exceeding 28.8% of the total minimum rentals for the year ended December 31, 2002.

          The Company is a Texas real estate investment trust, which is primarily involved in the acquisition, development, and management of real estate, consisting mostly of neighborhood and community shopping centers and, to a lesser extent, industrial properties.

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

          Basis of Presentation - The accompanying Historical Summary has been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary for the year ended December 31, 2002 includes the historical revenues and certain operating expenses of the Property, exclusive of interest, management fees, corporate level general and administrative expenses and depreciation and amortization, which may not be comparable to the future operations of the Property.

          Revenue Recognition - Rental revenue is generally recognized on a straight-line basis over the life of the lease. Rental revenue includes revenue based on a percentage of tenants' sales, which is recognized only after the tenant exceeds their sales breakpoint. All leases have been accounted for as operating leases. Tenant reimbursements represent revenues from tenants for reimbursements of taxes, maintenance expenses and insurance, which is recognized in the period the related expense is recorded.

          Repairs and Maintenance - Expenditures for repairs and maintenance are expensed as incurred.

          Use of Estimates - The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires the Property's management to make estimates and assumptions that affect amounts reported in the financial statement as well as certain disclosures. Actual results could differ from those estimates.

3.     RENTALS  UNDER  OPERATING  LEASES

          Future minimum rental income from non-cancelable operating leases at December 31, 2002 is as follows:


         2003             $ 1,836,391
         2004               1,883,507
         2005               1,886,472
         2006               1,871,922
         2007               1,202,604
         Thereafter        12,307,420



The future minimum lease payments do not include estimates for tenant reimbursements nor amounts based on a percentage of the tenants' sales. Such tenant reimbursements and percentage rental income totaled $301,727 and $13,693, respectively, for the year ended December 31, 2002.

INDEPENDENT  AUDITORS'  REPORT

To  the  Board  of  Trust  Managers  and  Shareholders  of
     Weingarten  Realty  Investors:

          We have audited the accompanying statement of revenues and certain expenses (the "Historical Summary") of Overton Park Plaza (the "Property") for the year ended December 31, 2002. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

          We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

          The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Weingarten Realty Investors) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property's revenues and expenses.

          In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain expenses, as described in Note 2 to the Historical Summary, of Overton Park Plaza for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.




Deloitte  &  Touche  LLP
Houston,  Texas
May  27,  2004


                                OVERTON PARK PLAZA
                    STATEMENT OF REVENUES AND CERTAIN EXPENSES
                       FOR THE YEAR ENDED DECEMBER 31, 2002


REVENUES:
    Rental. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $3,589,307
    Tenant reimbursements . . . . . . . . . . . . . . . . . . . . . .   1,262,199
                                                                       -----------
              Total Revenues. . . . . . . . . . . . . . . . . . . . .   4,851,506
                                                                       -----------

CERTAIN EXPENSES:
    Property operating and maintenance. . . . . . . . . . . . . . . .     403,565
    Ad valorem taxes. . . . . . . . . . . . . . . . . . . . . . . . .   1,014,250
                                                                       -----------
              Total Certain Expenses. . . . . . . . . . . . . . . . .   1,417,815
                                                                       -----------

EXCESS OF REVENUES OVER CERTAIN EXPENSES. . . . . . . . . . . . . . .  $3,433,691
                                                                       ===========

See accompanying notes to statement of revenues and certain expenses.

OVERTON  PARK  PLAZA
NOTES  TO  STATEMENT  OF  REVENUES  AND  CERTAIN  EXPENSES
FOR  THE  YEAR  ENDED  DECEMBER  31,  2002


1.     ORGANIZATION

          The accompanying statement of revenues and certain expenses (the "Historical Summary") includes the operations of Overton Park Plaza (the "Property"). The Property was purchased by WRI Overton Plaza, LP, which is a wholly-owned entity of Weingarten Realty Investors (the "Company"), on October 24, 2003 from Columbia Regency Texas 1, L.P. This acquisition is a 351,000 square foot shopping center located in Fort Worth, Texas, and is anchored by Albertson's. The Property was 93.6% occupied as of December 31, 2002. No single tenant had minimum rentals exceeding 9.8% of the total minimum rentals for the year ended December 31, 2002.

          The Company is a Texas real estate investment trust, which is primarily involved in the acquisition, development, and management of real estate, consisting mostly of neighborhood and community shopping centers and, to a lesser extent, industrial properties.

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

          Basis of Presentation - The accompanying Historical Summary has been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary for the year ended December 31, 2002 includes the historical revenues and certain operating expenses of the Property, exclusive of interest, management fees, corporate level general and administrative expenses and depreciation and amortization, which may not be comparable to the future operations of the Property.

          Revenue Recognition - Rental revenue is generally recognized on a straight-line basis over the life of the lease. Rental revenue includes revenue based on a percentage of tenants' sales, which is recognized only after the tenant exceeds their sales breakpoint. All leases have been accounted for as operating leases. Tenant reimbursements represent revenues from tenants for reimbursements of taxes, maintenance expenses and insurance, which is recognized in the period the related expense is recorded.

          Repairs and Maintenance - Expenditures for repairs and maintenance are expensed as incurred.

          Use of Estimates - The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires the Property's management to make estimates and assumptions that affect amounts reported in the financial statement as well as certain disclosures. Actual results could differ from those estimates.

3.     RENTALS  UNDER  OPERATING  LEASES

          Future minimum rental income from non-cancelable operating leases at December 31, 2002 is as follows:


         2003             $3,781,621
         2004              3,627,754
         2005              3,404,857
         2006              2,629,415
         2007              1,718,994
         Thereafter        4,331,532


The future minimum lease payments do not include estimates for tenant reimbursements nor amounts based on a percentage of the tenants' sales. No percentage rental income was recognized for the year ended December 31, 2002, and tenant reimbursements totaled $1,262,199 for the year ended December 31, 2002.

INDEPENDENT  AUDITORS'  REPORT

To  the  Board  of  Trust  Managers  and  Shareholders  of
     Weingarten  Realty  Investors:

          We have audited the accompanying statement of revenues and certain expenses (the "Historical Summary") of West Jordan Town Center (the "Property") for the year ended December 31, 2002. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

          We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

          The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Weingarten Realty Investors) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property's revenues and expenses.

          In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain expenses, as described in Note 2 to the Historical Summary, of West Jordan Town Center for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.




Deloitte  &  Touche  LLP
Houston,  Texas
May  27,  2004


                             WEST JORDAN TOWN CENTER
                    STATEMENT OF REVENUES AND CERTAIN EXPENSES
                       FOR THE YEAR ENDED DECEMBER 31, 2002


REVENUES:
    Rental. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $1,928,361
    Tenant reimbursements . . . . . . . . . . . . . . . . . . . . . .     498,409
                                                                       -----------
              Total Revenues. . . . . . . . . . . . . . . . . . . . .   2,426,770
                                                                       -----------

CERTAIN EXPENSES:
    Property operating and maintenance. . . . . . . . . . . . . . . .     181,514
    Ad valorem taxes. . . . . . . . . . . . . . . . . . . . . . . . .     273,717
                                                                       -----------
              Total Certain Expenses. . . . . . . . . . . . . . . . .     455,231
                                                                       -----------

EXCESS OF REVENUES OVER CERTAIN EXPENSES. . . . . . . . . . . . . . .  $1,971,539
                                                                       ===========

See accompanying notes to statement of revenues and certain expenses.

WEST  JORDAN  TOWN  CENTER
NOTES  TO  STATEMENT  OF  REVENUES  AND  CERTAIN  EXPENSES
FOR  THE  YEAR  ENDED  DECEMBER  31,  2002


1.     ORGANIZATION

          The accompanying statement of revenues and certain expenses (the "Historical Summary") includes the operations of West Jordan Town Center (the "Property"). The Property was acquired by Weingarten Realty Investors (the "Company"), through its interest in WRI/Utah Properties, LP, on December 19, 2003 from CPI/West Jordan LLC. This 178,000 square foot shopping center is located in West Jordan, Utah, and is anchored by Albertson's, Office Depot, Petco and Rite Aid. The Property was 91.1% occupied as of December 31, 2002, and no single tenant had minimum rentals exceeding 20.8% of the total minimum rentals for the year ended December 31, 2002.

          The Company is a Texas real estate investment trust, which is primarily involved in the acquisition, development, and management of real estate, consisting mostly of neighborhood and community shopping centers and, to a lesser extent, industrial properties.

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

          Basis of Presentation - The accompanying Historical Summary has been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary for the year ended December 31, 2002 includes the historical revenues and certain operating expenses of the Property, exclusive of interest, management fees, corporate level general and administrative expenses and depreciation and amortization, which may not be comparable to the future operations of the Property.

          Revenue Recognition - Rental revenue is generally recognized on a straight-line basis over the life of the lease. Rental revenue includes revenue based on a percentage of tenants' sales, which is recognized only after the tenant exceeds their sales breakpoint. All leases have been accounted for as operating leases. Tenant reimbursements represent revenues from tenants for reimbursements of taxes, maintenance expenses and insurance, which is recognized in the period the related expense is recorded.

          Repairs and Maintenance - Expenditures for repairs and maintenance are expensed as incurred.

          Use of Estimates - The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires the Property's management to make estimates and assumptions that affect amounts reported in the financial statement as well as certain disclosures. Actual results could differ from those estimates.

3.     RENTALS  UNDER  OPERATING  LEASES

          Future minimum rental income from non-cancelable operating leases at December 31, 2002 is as follows:


         2003             $ 1,905,515
         2004               1,883,687
         2005               1,781,968
         2006               1,673,740
         2007               1,675,146
         Thereafter        21,173,079



The future minimum lease payments do not include estimates for tenant reimbursements nor amounts based on a percentage of the tenants' sales. No percentage rental income was recognized for the year ended December 31, 2002, and tenant reimbursements totaled $498,409 for the year ended December 31, 2002.

INDEPENDENT  AUDITORS'  REPORT

To  the  Board  of  Trust  Managers  and  Shareholders  of
     Weingarten  Realty  Investors:

          We have audited the accompanying statement of revenues and certain expenses (the "Historical Summary") of Taylorsville Town Center (the "Property") for the year ended December 31, 2002. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

          We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

          The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Weingarten Realty Investors) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property's revenues and expenses.

          In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain expenses, as described in Note 2 to the Historical Summary, of Taylorsville Town Center for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.



Deloitte  &  Touche  LLP
Houston,  Texas
May  27,  2004


                             TAYLORSVILLE TOWN CENTER
                    STATEMENT OF REVENUES AND CERTAIN EXPENSES
                       FOR THE YEAR ENDED DECEMBER 31, 2002


REVENUES:
    Rental. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  922,019
    Tenant reimbursements . . . . . . . . . . . . . . . . . . . . . .     262,224
                                                                       -----------
              Total Revenues. . . . . . . . . . . . . . . . . . . . .   1,184,243
                                                                       -----------

CERTAIN EXPENSES:
    Property operating and maintenance. . . . . . . . . . . . . . . .     120,677
    Ad valorem taxes. . . . . . . . . . . . . . . . . . . . . . . . .     115,255
                                                                       -----------
              Total Certain Expenses. . . . . . . . . . . . . . . . .     235,932
                                                                       -----------

EXCESS OF REVENUES OVER CERTAIN EXPENSES. . . . . . . . . . . . . . .  $  948,311
                                                                       ===========

See accompanying notes to statement of revenues and certain expenses.

TAYLORSVILLE  TOWN  CENTER
NOTES  TO  STATEMENT  OF  REVENUES  AND  CERTAIN  EXPENSES
FOR  THE  YEAR  ENDED  DECEMBER  31,  2002


1.     ORGANIZATION

          The accompanying statement of revenues and certain expenses (the "Historical Summary") includes the operations of Taylorsville Town Center (the "Property"). The Property was acquired by Weingarten Realty Investors (the "Company"), through its interest in WRI/Utah Properties, LP, on December 19, 2003 from CPI/Taylorsville LP. The Property is a 94,000 square foot retail center that is located in Taylorsville, Utah, and is anchored by Albertson's, Blockbuster and Rite Aid. The Property was 71.2% occupied as of December 31, 2002. No single tenant had minimum rentals exceeding 23.6% of the total minimum rentals for the year ended December 31, 2002.

          The Company is a Texas real estate investment trust, which is primarily involved in the acquisition, development, and management of real estate, consisting mostly of neighborhood and community shopping centers and, to a lesser extent, industrial properties.

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

          Basis of Presentation - The accompanying Historical Summary has been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary for the year ended December 31, 2002 includes the historical revenues and certain operating expenses of the Property, exclusive of interest, management fees, corporate level general and administrative expenses and depreciation and amortization, which may not be comparable to the future operations of the Property.

          Revenue Recognition - Rental revenue is generally recognized on a straight-line basis over the life of the lease. Rental revenue includes revenue based on a percentage of tenants' sales, which is recognized only after the tenant exceeds their sales breakpoint. All leases have been accounted for as operating leases. Tenant reimbursements represent revenues from tenants for reimbursements of taxes, maintenance expenses and insurance, which is recognized in the period the related expense is recorded.

          Repairs and Maintenance - Expenditures for repairs and maintenance are expensed as incurred.

          Use of Estimates - The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires the Property's management to make estimates and assumptions that affect amounts reported in the financial statement as well as certain disclosures. Actual results could differ from those estimates.

3.     RENTALS  UNDER  OPERATING  LEASES

          Future minimum rental income from non-cancelable operating leases at December 31, 2002 is as follows:


         2003             $  902,594
         2004                800,339
         2005                728,034
         2006                662,080
         2007                631,509
         Thereafter        6,316,122


The future minimum lease payments do not include estimates for tenant reimbursements nor amounts based on a percentage of the tenants' sales. No percentage rental income was recognized for the year ended December 31, 2002, and tenant reimbursements totaled $262,224 for the year ended December 31, 2002.

                          WEINGARTEN REALTY INVESTORS
              PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED INCOME
                          YEAR ENDED DECEMBER 31, 2003
                                  (Unaudited)

                    (in thousands, except per share amounts)

This unaudited Pro Forma Condensed Statement of Consolidated Income is presented as if (A) the acquisitions of the acquired properties and (B) the acquisition of other properties, as set forth in the Notes and Significant Assumptions, had occurred as of January 1, 2003. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. This unaudited Pro Forma Condensed Statement of Consolidated Income is not necessarily indicative of what actual results of operations would have been had these transactions occurred on January 1, 2003, nor does it purport to represent the results of operations for future periods.


                                                                  Adjustment       Adjustment
                                                                 for Acquired      for Other           Pro
                                                   Historical   Properties(A)   Acquisitions(B)       Forma
                                                   ----------   -------------   ---------------   -------------

Revenues:
    Rentals. . . . . . . . . . . . . . . . . . . . $ 410,490     $    15,226      $   12,459        $  438,175
    Interest income. . . . . . . . . . . . . . . .     1,594                               8             1,602
    Other. . . . . . . . . . . . . . . . . . . . .     7,076               4              43             7,123
                                                   ----------   -------------   ---------------   -------------
        Total. . . . . . . . . . . . . . . . . . .   419,160          15,230          12,510           446,900
                                                   ----------   -------------   ---------------   -------------

Expenses:
    Depreciation and amortization. . . . . . . . .    94,108           3,748           2,421           100,277
    Interest . . . . . . . . . . . . . . . . . . .    88,871           5,188           3,256            97,315
    Operating. . . . . . . . . . . . . . . . . . .    65,022           1,833           1,968            68,823
    Ad valorem taxes . . . . . . . . . . . . . . .    47,553           2,001           1,414            50,968
    General and administrative . . . . . . . . . .    13,820                                            13,820
    Loss on early redemption of preferred shares .     2,739                                             2,739
                                                   ----------   -------------   ---------------   -------------
            Total. . . . . . . . . . . . . . . . .   312,113          12,770           9,059           333,942
                                                   ----------   -------------   ---------------   -------------

Operating Income . . . . . . . . . . . . . . . . .   107,047           2,460           3,451           112,958
Equity in Earnings of Joint Ventures . . . . . . .     4,743             152                             4,895
Income Allocated to Minority Interests . . . . . .    (2,723)           (195)            (35)           (2,953)
Gain on Sale of Properties . . . . . . . . . . . .       714                                               714
                                                   ----------   -------------   ---------------   -------------

Income Before Discontinued Operations. . . . . . .   109,781           2,417           3,416           115,614
                                                   ----------   -------------   ---------------   -------------
    Operating Income from Discontinued Operations.       460                                               460
    Gain on Sale of Properties . . . . . . . . . .     6,039                                             6,039
                                                   ----------   -------------   ---------------   -------------
            Income from Discontinued Operations. .     6,499                                             6,499
                                                   ----------   -------------   ---------------   -------------

Net Income . . . . . . . . . . . . . . . . . . . . $ 116,280    $      2,417      $    3,416        $  122,113
                                                   ==========   =============   ===============   =============

Net Income Available to Common Shareholders:
    Basic. . . . . . . . . . . . . . . . . . . . . $  97,880    $      2,417      $    3,416        $  103,713
                                                   ==========   =============   ===============   =============
    Diluted. . . . . . . . . . . . . . . . . . . . $ 100,920    $      2,612      $    3,451        $  106,983
                                                   ==========   =============   ===============   =============

Net Income per Common Share - Basic. . . . . . . . $    1.86                                        $     1.97
                                                   ==========                                     =============

Net Income per Common Share - Diluted. . . . . . . $    1.86                                        $     1.96
                                                   ==========                                     =============

Weighted Average Number of Shares Outstanding:
    Basic. . . . . . . . . . . . . . . . . . . . .    52,534                                            52,534
                                                   ==========                                     =============

    Diluted. . . . . . . . . . . . . . . . . . . .    54,383                                            54,481
                                                   ==========                                     =============


                          WEINGARTEN REALTY INVESTORS
                       PRO FORMA CONDENSED BALANCE SHEET
                            AS OF DECEMBER 31, 2003
                                  (Unaudited)

                                 (in thousands)

This unaudited Pro Forma Condensed Balance Sheet is presented as if (A) the acquisitions of the acquired properties and (B) the acquisition of other properties, as set forth in Notes (A) and (B), had occurred as of January 1, 2003. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.


                                                                       Adjustment
                                                                          for            Pro
                                                        Historical    Acquisitions      Forma
                                                       ------------  --------------  -----------
ASSETS:

    Property . . . . . . . . . . . . . . . . . . . . . $ 3,200,091                   $3,200,091
    Accumulated Depreciation . . . . . . . . . . . . .    (527,375)  $      (4,812)    (532,187)
                                                       ------------  --------------  -----------
        Property - net . . . . . . . . . . . . . . . .   2,672,716          (4,812)   2,667,904
    Investment in Real Estate Joint Ventures . . . . .      32,742             152       32,894
                                                       ------------  --------------  -----------
          Total. . . . . . . . . . . . . . . . . . . .   2,705,458          (4,660)   2,700,798

    Notes Receivable from Real Estate Joint
      Ventures and Partnerships. . . . . . . . . . . .      36,825                       36,825
    Unamortized Debt and Lease Costs . . . . . . . . .      70,895          (1,357)      69,538
    Accrued Rent and Accounts Receivable, net. . . . .      43,368                       43,368
    Other. . . . . . . . . . . . . . . . . . . . . . .      67,248           9,591       76,839
                                                       ------------  --------------  -----------

                              Total. . . . . . . . . . $ 2,923,794   $       3,574   $2,927,368
                                                       ============  ==============  ===========

LIABILITIES AND SHAREHOLDERS' EQUITY:

Debt . . . . . . . . . . . . . . . . . . . . . . . . . $ 1,810,706                   $1,810,706
Preferred Shares Subject to Mandatory Redemption, net.     109,364                      109,364
Accounts Payable and Accrued Expenses. . . . . . . . .      79,686                       79,686
Other. . . . . . . . . . . . . . . . . . . . . . . . .      52,671   $      (2,489)      50,182
                                                       ------------  --------------  -----------

          Total. . . . . . . . . . . . . . . . . . . .   2,052,427          (2,489)   2,049,938
                                                       ------------  --------------  -----------

Minority Interest. . . . . . . . . . . . . . . . . . .      49,804             230       50,034
                                                       ------------  --------------  -----------

Shareholders' Equity . . . . . . . . . . . . . . . . .     821,563           5,833      827,396
                                                       ------------  --------------  -----------

                              Total. . . . . . . . . . $ 2,923,794   $       3,574   $2,927,368
                                                       ============  ==============  ===========


                          WEINGARTEN REALTY INVESTORS
                       NOTES AND SIGNIFICANT ASSUMPTIONS
                          YEAR ENDED DECEMBER 31, 2003
                                  (Unaudited)


(A)     ACQUIRED  PROPERTIES

The aggregate purchase price for the acquisitions described below (the "Acquired Properties") was $213.0 million and was allocated among land, buildings and intangibles, with the buildings being depreciated over a period of forty years. These purchases were funded under our revolving credit facility (average rate of 2.34%), with the exception of $94.4 million of debt (average rate of 4.84%), which was assumed by us. Pro forma revenues and expenses, other than interest and depreciation, represent the historical amounts of the Acquired Properties.

In June, we purchased Lincoln Place II, a 168,000 square foot shopping center in Fairview Heights, Illinois. The center is anchored by Linens N Things,
Marshall's,  Office  Depot,  Old  Navy,  Supermarket  of  Shoes  and  Ultimate
Electronics.

In September, we completed the acquisition of Siempre Viva Business Park located in San Diego, California. Part of a 1.26 million square foot industrial park, our acquisition included seven buildings totaling 727,000 square feet. The property is 100% leased to tenants such as UPS Supply Chain Solutions, Hitachi, Triboro Electric Company and Bose Corporation.

Also in September, we acquired Fiesta Trails Shopping Center located in San Antonio, Texas. The center comprises 312,000 square feet and is anchored by Barnes & Noble, Cost Plus, Marshall's, Office Max, Regal Cinema and Steinmart.

In October, we acquired Highlands Ranch University Park through an investment in a 40% unconsolidated joint venture. Highland Ranch University Park is an 88,000 square foot shopping center located in Highlands Ranch, Colorado. The center is anchored by Whole Foods.

In October, we purchased Overton Park Plaza, a 351,000 square foot shopping center located in Fort Worth, Texas. Overton Park Plaza is anchored by Albertson's.

In December, we acquired two retail centers in Utah. West Jordan Town Center is a 178,000 square foot center located in West Jordan, Utah. Taylorsville Town Center is a 94,000 square foot center located in Taylorsville, Utah. Both shopping centers are located in the greater Salt Lake City area suburbs, and both are anchored by Albertson's and Rite Aid.

(B)     OTHER  ACQUISITIONS

The aggregate purchase price for the acquisitions described below (the "Other Acquisitions") was $200.8 million and was allocated among land, buildings and intangibles, with the buildings being depreciated over a period of forty years. These purchases were funded under our revolving credit facility (average rate of 2.34%) with the exception of $91.7 million of debt (rate of 4.31%), which was assumed by us. Pro forma revenues and expenses, other than interest and depreciation, represent the historical amounts of the Other Acquisitions.

In January, we acquired the Sears Distribution Center located in Atlanta, Georgia. This 403,000 square foot property is 100% occupied with Sears Logistics Services as the sole tenant.

In February, we acquired Atlanta Industrial Park. This seven-building complex totaled 502,000 square feet and is also located in Atlanta, Georgia. Also in

February, we completed the acquisition of Rancho San Marcos Village, a 121,000 square foot shopping center anchored by Von's (Safeway) and 24-Hour Fitness. This center is located in San Marcos, California.

In April, we acquired 1801 Massaro Boulevard located in Tampa, Florida. This 159,000 square foot distribution/manufacturing facility that is rail served is 100% occupied. Also in April, we acquired Hollywood Hills Plaza, a 365,000 square foot shopping center anchored by Publix, Target and Eckerd Drug. This center is located in Hollywood, Florida.

In June, we completed the acquisition of Tamiami Trail Shops, a 111,000 square foot center located in Miami, Florida. Publix and Eckerd Drug anchor this center.

In August, we acquired Thousand Oaks Shopping Center located in San Antonio, Texas. An HEB Supermarket, Palais Royal and Tuesday Morning anchor this 163,000 square foot center.

In September, we acquired Durham Festival located in Durham, North Carolina. This 134,000 square foot shopping center is anchored by Kroger.

In October, we acquired four retail properties. Sandy Plains Exchange is a 73,000 square foot center located in Marietta, Georgia, a suburb of Atlanta, and is anchored by Publix supermarket. Westland Terrace in Orlando, Florida is a 68,000 square foot center anchored by a corporate-owned Super Target. Publix at Laguna Isles is a 69,000 square foot center located in Pembroke Pines, Florida and is anchored by Publix. University Palms is a 99,000 square foot shopping center anchored by Publix and Blockbuster and is located in Oveido, Florida.

In December, Westgate Service Center, located in Houston, Texas, was acquired. This three-building office service center complex comprises 119,000 square feet. Also in December, we acquired Brookwood Square, a 253,000 square foot shopping center anchored by Home Depot, Staples and Marshall's, which is located in Austell, Georgia, a suburb of Atlanta.


                           WEINGARTEN REALTY INVESTORS
                STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                   AND CASH TO BE MADE AVAILABLE BY OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                   (Unaudited)

                                 (in thousands)

The following unaudited statement is a pro forma estimate of taxable operating results and cash to be made available by operations for the year ended December
31, 2003. The pro forma statement is based on the Company's historical operating results for the year ended December 31, 2003 adjusted for the effect of (A) the acquisitions of the acquired properties and (B) the acquisition of other properties, as set forth in the Notes and Significant Assumptions. This statement does not purport to forecast actual operating results for any future periods.


      Revenue . . . . . . . . . . . . . . . . . . . . . . . . . $ 446,900

      Expenses:

            Depreciation and amortization . . . . . . . . . . .   100,277
            Interest. . . . . . . . . . . . . . . . . . . . . .    97,315
            Operating . . . . . . . . . . . . . . . . . . . . .    68,823
            Ad valorem taxes. . . . . . . . . . . . . . . . . .    50,968
            General and administrative. . . . . . . . . . . . .    13,820
            Loss on early redemption of preferred shares. . . .     2,739
                                                                ----------
                 Total Expenses . . . . . . . . . . . . . . . .   333,942
                                                                ----------

      Operating Income. . . . . . . . . . . . . . . . . . . . .   112,958

      Equity in Earnings of Joint Ventures. . . . . . . . . . .     4,895
      Income Allocated to Minority Interests. . . . . . . . . .    (2,953)
      Gain on Sale of Properties. . . . . . . . . . . . . . . .       714
      Income from Discontinued Operations . . . . . . . . . . .     6,499
                                                                ----------
      Estimated Taxable Operating Income. . . . . . . . . . . .   122,113

      Adjustments:
      Depreciation and amortization . . . . . . . . . . . . . .   100,624
      Loss on early redemption of preferred shares. . . . . . .     2,739
      Equity in earnings of joint ventures. . . . . . . . . . .    (4,895)
      Income allocated to minority interests. . . . . . . . . .     2,953
      Gain on sale of properties. . . . . . . . . . . . . . . .    (6,753)
      Changes in accrued rent and accounts receivable . . . . .    (5,596)
      Changes in other assets . . . . . . . . . . . . . . . . .   (31,579)
      Changes in accounts payable and accrued expenses. . . . .    (3,491)
      Other, net. . . . . . . . . . . . . . . . . . . . . . . .      (490)
                                                                ----------

      Estimated Cash to be Made Available from Operations . . . $ 175,625
                                                                ==========


(c)  Exhibits

     Exhibit  Number     Description
     ---------------     -----------

           23.1          Consent  of  Deloitte  &  Touche  LLP

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 20, 2004
                                             WEINGARTEN REALTY INVESTORS



                                             By:     /s/     Joe D. Shafer
                                                ------------------------------
                                                Joe D. Shafer
                                                Vice President/Controller
                                                (Principal Accounting Officer)